Exhibit 8

Subsidiaries

Company	Country of Incorporation

Alexandra Navigation Inc.	Liberia

Appleton Navigation S.A.	Liberia

Auckland Marine Inc.	Liberia

Baker International S.A.	Liberia

Balticsea Marine Inc.	Liberia

Bayard Maritime Ltd.	Liberia

Bayview Shipping Inc.	Liberia

Blacksea Marine Inc.	Liberia

Bounty Investment Inc.	Liberia

Boxcarrier (No. 1) Corp.	Liberia

Boxcarrier (No. 2) Corp.	Liberia

Boxcarrier (No. 3) Corp.	Liberia

Boxcarrier (No. 4) Corp.	Liberia

Boxcarrier (No. 5) Corp.	Liberia

Boxcarrier (No. 6) Corp.	Liberia

Boxcarrier (No. 7) Corp.	Liberia

Boxcarrier (No. 8) Corp.	Liberia

Cellcontainer (No. 1) Corp.	Liberia

Cellcontainer (No. 2) Corp.	Liberia

Cellcontainer (No. 3) Corp.	Liberia

Cellcontainer (No. 4) Corp.	Liberia

Cellcontainer (No. 5) Corp.	Liberia

Cellcontainer (No. 6) Corp.	Liberia

Cellcontainer (No. 7) Corp.	Liberia

Cellcontainer (No. 8) Corp.	Liberia

Channelview Marine Inc.	Liberia

Cobaltium Shipping (Private) Ltd.	Singapore

Cobaltium Shipping Inc.	Liberia

Commodore Marine Inc.	Liberia

Constantia Maritime Inc.	Liberia

Containers Lines Inc.	Liberia

Containers Services Inc.	Liberia

Continent Marine Inc.	Liberia

Company	Country of Incorporation

Deleas Shipping Limited	Cyprus

Duke Marine Inc.	Liberia

Erato Navigation Inc.	Liberia

Expresscarrier (No. 1) Corp.	Liberia

Expresscarrier (No. 2) Corp.	Liberia

Expresscarrier (No. 3) Corp.	Liberia

Expresscarrier (No. 4) Corp.	Liberia

Expresscarrier (No. 5) Corp.	Liberia

Fastcarrier (No. 1) Corp.	Liberia

Fastcarrier (No. 2) Corp.	Liberia

Fastcarrier (No. 3) Corp.	Liberia

Fastcarrier (No. 4) Corp.	Liberia

Fastcarrier (No. 5) Corp.	Liberia

Fastcarrier (No. 6) Corp.	Liberia

Federal Marine Inc.	Liberia

Ferrous Shipping (Private) Ltd.	Singapore

Ferrous Shipping Inc.	Liberia

Geoffrey Shipholding Limited	Liberia

Globalspirit Shipping Limited	Cyprus

Helderberg Maritime Inc.	Liberia

Independence Navigation Inc.	Liberia

Karlita Shipping Company Limited	Cyprus

Lacey Navigation Inc.	Liberia

Lato Shipping (Private) Ltd.	Singapore

Lissos Shipping (Private) Ltd.	Singapore

Lito Navigation Inc.	Liberia

Lydia Inc.	Liberia

Maria C Maritime Inc.	Liberia

Medsea Marine Inc.	Liberia

Medspirit Shipping Limited	Cyprus

Megacarrier (No. 1) Corp.	Liberia

Megacarrier (No. 2) Corp.	Liberia

Megacarrier (No. 3) Corp.	Liberia

Megacarrier (No. 4) Corp.	Liberia

Megacarrier (No. 5) Corp.	Liberia

Company	Country of Incorporation

Mercator Shipping Inc.	Liberia

Oceanew Shipping Limited	Cyprus

Oceanprize Navigation Limited	Cyprus

Orchid Navigation Corporation	Liberia

Ortelius Maritime Inc.	Liberia

Peninsula Maritime Inc.	Liberia

Ramona Marine Company Limited	Cyprus

Roberto C Maritime Inc.	Liberia

Sapfo Navigation Inc.	Liberia

Saratoga Trading S.A.	Liberia

Seacaravel Shipping Limited	Cyprus

Seacarriers Lines Inc.	Liberia

Seacarriers Services Inc.	Liberia

Seasenator Shipping Limited	Cyprus

Sederberg Maritime Inc.	Liberia

Speedcarrier (No. 1) Corp.	Liberia

Speedcarrier (No. 2) Corp.	Liberia

Speedcarrier (No. 3) Corp.	Liberia

Speedcarrier (No. 4) Corp.	Liberia

Speedcarrier (No. 5) Corp.	Liberia

Speedcarrier (No. 6) Corp.	Liberia

Speedcarrier (No. 7) Corp.	Liberia

Speedcarrier (No. 8) Corp.	Liberia

Strondium Shipping Inc.	Liberia

Teucarrier (No. 1) Corp.	Liberia

Teucarrier (No. 2) Corp.	Liberia

Teucarrier (No. 3) Corp.	Liberia

Teucarrier (No. 4) Corp.	Liberia

Teucarrier (No. 5) Corp.	Liberia

Titanium Holdings Inc.	Liberia

Tully Enterprises S.A.	Liberia

Tyron Enterprises S.A.	Liberia

Victory Shipholding Inc.	Liberia

Wellington Marine Inc.	Liberia

Westwood Marine S.A.	Liberia

Winterberg Maritime Inc.	Liberia